UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2017 (January 30, 2017)

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GLOBAL MEDICAL REIT INC.
(Exact name of registrant as specified in its charter)

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Maryland	8091371022	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4800 Montgomery Lane, Suite 450 Bethesda, MD 20814
	(Address of Principal Executive Offices) (Zip Code)

	(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2017, Global Medical REIT Inc. (the “Company”) announced that it has entered into an agreement to acquire a portfolio of three properties for an aggregate purchase price of $49,500,000. The three properties, discussed further below, are OCOM Hospital, OCOM Physical Therapy and OCOM North Ambulatory Surgical Center located in Oklahoma City, Oklahoma.

OCOM Hospital, OCOM Physical Therapy and OCOM North Ambulatory Surgical Center – Oklahoma City, Oklahoma

On January 30, 2017, the Company, through a wholly owned subsidiary of the Company’s operating partnership, Global Medical REIT L.P. (the “OP”), entered into a purchase contract (the “Purchase Agreement”) with CRUSE-TWO, L.L.C., an Oklahoma limited liability company (“Cruse-Two”), and CRUSE-SIX, L.L.C., an Oklahoma limited liability company (“Cruse-Six”) to acquire a 69,811 square-foot surgical hospital (the “Hospital”), a 20,434 square-foot physical therapy center (the “PT Center,” together with the Hospital, “OCOM South”), and a 10,086 square-foot outpatient ambulatory surgery center (“OCOM North”) located in Oklahoma City, Oklahoma from Cruse-Two and Cruse-Six for an aggregate purchase price of $49,500,000.

Upon closing of the acquisition of OCOM South, the Company will assume the existing absolute triple-net lease agreement (the “OCOM South Lease”), pursuant to which OCOM South is leased from Cruse-Two to Oklahoma Center for Orthopedic & Multi-Specialty Surgery, LLC (“OCOM”) with a remaining initial lease term expiring September 1, 2033, subject to three consecutive five-year renewal options by the tenant. 25% of the rent is guaranteed by United Surgical Partners International, Inc. (“USPI”) and 25% of the rent is guaranteed by INTEGRIS Health, Inc. (“INTEGRIS”).

Upon closing of the acquisition of OCOM South, the Company will, through a subsidiary of the OP, enter into a new absolute triple-net lease agreement (the “Master Lease,”), pursuant to which the subsidiary, as master landlord, will lease OCOM South to Cruse-Two, as master tenant. The Master Lease will have a five-year term. Initial rent will be $3,138,912, subject to annual rent escalations of 1.4%. The OCOM South Lease will become a sublease under the Master Lease upon commencement of the Master Lease. USPI and INTEGRIS will continue to serve as guarantors of the OCOM South Lease in the percentages set forth above, while the Master Lease will have no lease guarantees. Upon expiration of the Master Lease, the OCOM South Lease will become a direct lease with an annual rent of $3,365,188, subject to annual rent escalations of 2.0% until lease expiration on September 1, 2033.

Under the Master Lease, OCOM will continue to be responsible for all lease payments due under the OCOM South Lease, which amounts will be paid directly to the Master Tenant, while Cruse-Two will be responsible for payment of the additional rent amounts payable under the Master Lease. Cruse-Two will provide a standby letter of credit (“Letter of Credit”) addressed to the Company as beneficiary in an amount equal to the aggregate amount of the additional rent payable by Cruse-Two under the Master Lease, less $220,782, which will be placed into an escrow account at closing and will be disbursed three months before the end of the Master Lease.

Upon closing of the acquisition of OCOM North, the Company will assume the existing absolute triple-net lease agreement (the “OCOM North Lease”) pursuant to which OCOM North is leased from Cruse-Six, as landlord, to OCOM, as tenant, with a remaining initial lease term expiring on July 31, 2022, subject to two consecutive five (5)-year renewal options by the tenant. The annual rent under the OCOM North Lease for OCOM North is currently $383,161, subject to annual increases equal to the CPI (never to decrease and not to exceed 4.0% over the prior year’s rent and not to exceed an overall increase of 2.5% per year, compounded annually).

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The Company’s obligation to close the acquisition is subject to certain conditions. The Company has the right to terminate, without penalty, the Purchase Agreement on or before March 10, 2017, if, in its sole discretion, it is not satisfied with the results of its ongoing due diligence investigation, at which time the Company’s earnest money deposit becomes non-refundable. The Purchase Agreement is also subject to other customary terms and conditions as set forth in the Purchase Agreement. Although the Company believes completion of this acquisition is probable, there is no assurance that the Company will close this acquisition.

The above descriptions of the terms and conditions of the Purchase Agreement, Lease Agreements and the transactions contemplated thereby are only a summary and are not intended to be a complete description of the terms and conditions. All of the terms and conditions of the Purchase Agreement and the Lease Agreements are set forth in the Purchase Agreement and Lease Agreements that are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s press release, dated February 1, 2017, announcing two closed transactions and five executed purchase contracts is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. These statements relate to, among other things, the Company’s expectations regarding the completion of the acquisition described in this report on the terms and conditions described herein and the expected lease terms. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties are described in greater detail in the Company’s other filings with the United States Securities and Exchange Commission (the “Commission”), including without limitation the Company’s annual and periodic reports and other documents filed with the Commission. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company undertakes no obligation to update these statements after the date of this report.

The information in Exhibit 99.1 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
10.1	Purchase Agreement dated as of January 30, 2017, among GMR OKLAHOMA CITY, LLC, a Delaware limited liability company, CRUSE-TWO, L.L.C., an Oklahoma limited liability company, and CRUSE-SIX, L.L.C, an Oklahoma limited liability company.
10.2	Lease Agreement dated September 1, 2014, by and between CRUSE-TWO, L.L.C., an Oklahoma limited liability company, as Landlord, and Oklahoma Center for Orthopedic & Multi-Specialty Surgery, LLC, an Oklahoma limited liability company, as Tenant.
10.3	Lease Agreement dated August 28, 2006, by and between TC Concord Place I, Inc., a Delaware corporation, as Landlord, and Specialists Surgery Center, L, an Oklahoma limited liability company, as Tenant.
10.4	Form of Master Lease Agreement, by and between GMR OKLAHOMA CITY, LLC, a Delaware limited liability company, as Landlord and CRUSE-TWO, L.L.C., an Oklahoma limited liability company, as Tenant.
99.1	Press release dated February 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

By:	/s/ Conn Flanigan
Conn Flanigan
Secretary and General Counsel

Dated: February 2, 2017

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